UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2021

 SELLAS Life Sciences Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square, Suite 2503 New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 200-5278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Items.

On September 10, 2021, the United States District Court for the District of New Jersey (the "Court") issued an order (the "Preliminary Order") providing for preliminary approval of the proposed settlement of the claims relating to SELLAS Life Sciences Group, Inc.’s (the “Company”) predecessor, Galena Biopharma, Inc., and asserted derivatively on behalf of the Company against the individual defendants named in the previously disclosed stockholder derivative actions (i) Keller v. Ashton, et al, Civil Action No. 2:17-cv-1777 (D.N.J.); and (ii) Johnson v. Schwartz, et al, Civil Action No. 2:18-cv-00903 (D.N.J.) pending before the Court in accordance with the Stipulation of Settlement, dated June 15, 2021 (the "Stipulation"). The Stipulation also resolves all claims asserted in an additional derivative action arising from the same facts, Jacobs v. Schwartz, et al, Case No. CIVMSC17-01222, (Calif. Sup. Ct., Contra Costa). The Stipulation calls for the Company to adopt certain policies relating to the potential future commercialization of the Company’s clinical candidates and for the Company's insurer to pay plaintiff's counsel up to $270,000 in attorney's fees and reimbursement of expenses. The Preliminary Order set a final settlement approval hearing for November 19, 2021.

As required by the Preliminary Order, the Company issued a press release providing notice of the Preliminary Order and Stipulation, a copy of which is attached as Exhibit 99.1, and the Company is filing the Stipulation and the Notice of Proposed Settlement (the "Notice") with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

On September 23, 2021, the Company also posted a copy of the Notice and the Stipulation of Settlement to the Investor Relations section of the Company's website, which can be found at https://www.sellaslifesciences.com/investors/investor-resources/default.aspx#section=derivative-litigation.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Press Release dated September 23, 2021

99.2	Stipulation of Settlement, dated June 15, 2021

99.3	Notice of Shareholder Derivative Action, Proposed Settlement and Settlement Hearing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date:	September 23, 2021	By:		/s/ Barbara A. Wood
			Name:	Barbara A. Wood
			Title:	Executive Vice President, General Counsel and Corporate Secretary